SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

Definitive additional materials

Soliciting material pursuant to Rule 14a-12

Phoenix Opportunities Trust

Registration Nos. 811-07455 and 33-65137

(Name of Registrant as Specified in Its Charter/Declaration of Trust)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement no.:

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(4)	Date Filed:

PHOENIX MARKET NEUTRAL FUND

A SERIES OF PHOENIX OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on December 27, 2007

To the Shareholders of Phoenix Market Neutral Fund:

NOTICE IS HEREBY GIVEN THAT a special meeting of the Shareholders of Phoenix Market Neutral Fund (the “Fund”) a series of Phoenix Opportunities Trust (the “Trust”), a Delaware statutory trust, will be held at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, CT 06115, on December 27, 2007 at 2:00 p.m. Eastern Time and any adjournments thereof (the “Meeting”) for the following purposes:

1. To approve a Subadvisory Agreement between Phoenix Investment Counsel, Inc. (“PIC”), and The Boston Company Asset Management, LLC (the “Subadviser”) (Proposal 1). All shareholders will vote on this proposal.

2. To approve a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval (Proposal 2). All shareholders will vote on this proposal.

3. To transact any other business that may properly come before the Meeting.

The Board of Trustees has fixed the close of business on November 19, 2007 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:

•	Through the Internet—https://vote.proxy-direct.com

•	By telephone—1-866-241-6192

•	By mail—using the enclosed Proxy Card(s) and postage paid envelope

•	In Person—at the Special Meeting

We encourage you to vote by telephone or Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals above.

By order of the Board of Trustees

George R. Aylward
Title: President
Phoenix Opportunities Trust

November 26, 2007

Shareholders who do not expect to attend the special meeting are requested to complete, sign, date and return the accompanying proxy in the enclosed envelope, which needs no postage if mailed in the United States, or vote by telephone or by the Internet. Instructions for the proper execution of the proxy are set forth immediately following this notice or, with respect to telephone or Internet voting, on the proxy card. It is important that the proxy be voted promptly.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

PHOENIX MARKET NEUTRAL FUND

A SERIES OF PHOENIX OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301

(800) 243-1574

SPECIAL MEETING OF SHAREHOLDERS

To be held on December 27, 2007

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Phoenix Market Neutral Fund (the “Fund”), which is a series of Phoenix Opportunities Trust, (the “Trust”). The proxies will be used at the special meeting of shareholders to be held at 56 Prospect Street, Hartford, CT 06115 on December 27, 2007 (the “Meeting”) and any adjournment(s) thereof. The Meeting will be held at the offices of Phoenix Investment Partners, Ltd. for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about November 29, 2007 or as soon as practicable thereafter. The close of business on November 19, 2007 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Each shareholder shall be entitled to one vote for each dollar of net asset value (determined as of the Record Date) of each share owned by such shareholder on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. On the Record Date the following shares were outstanding representing the following number of votes: Class A—                , Class B—                 and Class C—                .

A copy of the annual report for the Fund for the fiscal period ended September 30, 2007 is available free of charge via the internet at www.PhoenixFunds.com, by calling 800-243-1574, or by writing Phoenix Funds, P.O. Box 830, Boston, MA 02266-8301.

It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, Internet or personal contact by representatives of the Trust. Computershare Fund Services, Inc. has been engaged to assist in the distribution and tabulation of proxies and to assist in the solicitation of proxies. The anticipated cost of such solicitation services is approximately $6,000. The costs associated with this Proxy Statement will be borne by the Fund.

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Any shareholder submitting a proxy has the power to revoke it prior to its use by attending and voting in person at the Meeting, by mailing a notice of revocation to the Secretary at the principal office of the Trust, or by executing a superseding proxy by telephone or through the Internet to the Trust prior to the meeting. All properly executed but unmarked proxies received before the Meeting will be voted FOR the approval of all of the proposals contained in this Proxy Statement.

Thirty-three and one-third percent (33 1/ 3%) of the outstanding shares of the Fund must be present in person or by proxy to constitute a quorum for the transaction of business for the Fund. If the necessary quorum to transact business or the vote required to approve the proposals is not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote those proxies that are entitled to vote in favor of the proposals, and all properly executed but unmarked proxies in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposals. Proxies received with an instruction to abstain from voting will abstain from voting on any adjourned proposal. A vote may be taken on either of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power. For all of the proposals contained in this Proxy Statement, abstentions and “broker non-votes” are treated as shares that are present for purposes of determining whether a quorum is present, but do not represent votes cast with respect to a proposal and have the same effect as a “no” or “against” vote.

Separate votes are taken by each share class only if a matter affects or requires the vote of only that class or that class’s interest in the matter differs from the interest of the other classes. All of the proposals contained in this Proxy Statement will be voted on by all of the Fund’s shareholders voting together.

BOARD OF TRUSTEES RECOMMENDATION

The Board of Trustees met on November 15, 2007 to discuss the proposals contained in this Proxy Statement. The Board voted unanimously to approve the proposals. The Board of Trustees recommends that you vote “FOR” all of the proposals contained in this Proxy Statement.

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PROPOSAL 1: APPROVAL OF THE SUBADVISORY AGREEMENT WITH THE BOSTON COMPANY ASSET MANAGEMENT, LLC

Required Vote

Approval of the Subadvisory Agreement with The Boston Company Asset Management, LLC (the “Subadviser”) requires the affirmative vote of a majority of the outstanding voting securities of the Fund with all of the Fund’s share classes voting together. Under the 1940 Act, a majority of the Fund’s outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund’s outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund’s outstanding voting securities (a “Majority Vote”). If the new Subadvisory Agreement is not approved, the Board of Trustees will consider the options available to the Fund that is in the best interests of shareholders.

The Subadvisory Agreement

The Board believes that Fund shareholders can benefit most from management of the Fund’s assets by the Subadviser, which has demonstrated favorable performance using a market neutral strategy and portfolio manager stability. No material changes to the Fund’s current principal investment strategies would occur if the Subadvisory Agreement is approved.

The Subadvisory Agreement would obligate the Subadviser to: (i) make investment decisions on behalf of the Fund; (ii) place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by the Subadviser; (iii) vote all proxies for portfolio securities in accordance with policies and procedures adopted by the Fund; and (iv) perform certain limited related administrative functions in connection therewith.

The Subadvisory Agreement would provide that the Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Subadvisory Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, a violation of the standard of care established by and applicable to the Subadviser in its actions under the Subadvisory Agreement or a breach of the Subadviser’s duty or of its obligations under the Subadvisory Agreement and except to the extent otherwise provided by law.

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The Fund would pay no fee directly to the Subadviser as the subadviser; the subadvisory fee is paid by PIC. Under the Subadvisory Agreement, the annual fee to be paid to the Subadviser on a monthly basis is 0.75% based on the average daily net assets of the Fund. The fees shall be prorated for any month during which the Subadvisory Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Fund shall be calculated as set forth in the then current registration statement of the Fund.

If approved, the Subadvisory Agreement would have an initial term of two years. The Subadvisory Agreement would continue thereafter on a year-to-year basis with the approval of the Fund’s Trustees, including a majority of the Trustees who are not “interested persons” as such term is defined in the 1940 Act (the “Disinterested Trustees”). The Subadvisory Agreement would be subject to termination by PIC or the Subadviser upon 30 days’ written notice and would terminate automatically in the event of its assignment and/or in the event of termination of the Fund’s Investment Advisory Agreement with PIC.

Basis for the Board’s Recommendation

In evaluating, approving and recommending to the Fund’s shareholders that they approve this proposal, the Board of Trustees requested and evaluated information provided by PIC and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether entering into the Subadvisory Agreement with the Subadviser would be in the best interests of the Fund and its shareholders. Prior to making its final decision, the Disinterested Trustees met privately with their independent counsel to discuss the information provided.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. In recommending that shareholders approve this proposal, the Trustees considered various factors, including:

1) the nature, extent and quality of the services to be provided by the Subadviser. The Trustees reviewed biographical information for each Subadviser portfolio manager who would be providing services under the Subadvisory Agreement and noted the breadth and depth of experience presented;

2) that the Subadviser’s equities investment management is team managed, and the core team members have been working together since 1991;

3) the rate of the investment subadvisory fee that would be paid by PIC (and not the Fund) under the Subadvisory Agreement;

4) the investment performance information for accounts managed by the Subadviser in a similar style; and

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5) the fact that there are no other tangible benefits to the Subadviser in providing investment advisory services to the Fund, other than the fee to be earned under the Subadvisory Agreement. There may be certain intangible benefits gained to the extent that serving the Fund could enhance the Subadviser’s reputation in the marketplace, and, therefore, would enable the Subadviser to attract additional client relationships.

Based on the foregoing, the Board concluded that the proposed Subadvisory Agreement was favorable for shareholders because shareholders could benefit from management of the Fund’s assets by the equities investment team at the Subadviser.

PROPOSAL 2: APPROVAL OF A PROPOSAL TO PERMIT PIC TO HIRE AND REPLACE SUBADVISERS OR TO MODIFY SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

Required Vote

Approval of this proposal requires a majority vote of the shareholders of the Fund. If the Fund’s shareholders do not approve this proposal, the terms and conditions of the exemptive relief described below will not be applicable to the Fund.

By approving the proposal, shareholders will afford the Fund the opportunity to forego the costly expense of and unnecessary delays associated with proxy solicitations due to necessary subadviser changes.

Description of Exemptive Relief

One of the duties of an investment adviser is to recommend to a board of trustees, if conditions warrant, the reallocation of assets managed by a subadviser or to recommend a subadviser’s hiring, termination or replacement, if the adviser deems it appropriate to achieve the overall objectives of a fund. The Trust proposes that PIC, with the approval of the Board of Trustees, be permitted to enter into, terminate, or modify subadvisory agreements on behalf of the Fund without obtaining the prior approval of a majority of the outstanding voting securities of the Fund, as is otherwise required by Section 15 of the 1940 Act.

Phoenix Variable Advisors, Inc. (“PVA”), an affiliate of PIC, and The Phoenix Edge Series Fund have received an exemptive order from the Securities and Exchange Commission that, subject to certain conditions, permits PVA and any funds advised by entities that are under common control with PVA (such as

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PIC), with the approval of such funds’ trustees, to retain other subadvisers, subsequently change the subadvisers, or continue the employment of existing subadvisers, after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements, without submitting the subadvisory agreements or material amendments to those agreements to a vote of the shareholders.

Before this relief can be utilized by the Fund, the Fund’s shareholders must approve the applicability of the relief to the Fund. If the Fund’s shareholders approve the proposal to allow PIC to utilize this relief for the Fund, the Fund and PIC will have the right to hire, terminate or replace subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PIC will continue to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

Even if the Fund’s shareholders approve this arrangement, any new subadviser(s) engaged or terminated or any change in a subadvisory agreement will still require the approval of the Fund’s Board of Trustees. In order to approve new subadviser(s), the Trustees will analyze the factors they deem relevant, including the nature, quality and scope of services provided by subadviser(s) to investment companies comparable to the Fund. The Trustees will review the ability of the subadviser(s) to provide services to the Fund, as well as its personnel, operation, financial condition or any other factor which would affect the subadviser(s) with respect to compliance and regulatory matters over the past fiscal year. The Trustees will review the subadvisers’ investment performance with respect to accounts deemed comparable. Finally, the Trustees will consider other factors deemed relevant to the subadvisers’ performance as an investment adviser. The Trust believes that this review provides adequate shareholder protection in the selection of subadviser(s). PIC would notify Fund shareholders in the event of any change in the identity of the subadviser of the Fund. In addition, the exemptive order prohibits PIC from entering into subadvisory agreements with affiliates of PIC to replace an unaffiliated subadviser without shareholder approval.

Although shareholder approval would not be required for the termination of subadvisory agreements, shareholders of the Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

INFORMATION ABOUT PIC

PIC is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. Phoenix Equity Planning Corporation (“PEPCO”), a subsidiary of Phoenix

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Investment Partners, Ltd. (“PXP”) owns all of the outstanding stock of PIC. The Phoenix Companies, Inc. (“PNX”) of Hartford, Connecticut is the sole shareholder of PXP. PNX’s primary place of business is One American Row, Hartford, CT 06102-5056. PEPCO, a mutual fund distributor, acts as the national distributor of the Fund’s shares and as administrative agent of the Fund. The principal office of PEPCO is located at One American Row, Hartford, CT 06102-5056. The Fund paid PEPCO $313,418 during the last fiscal period for performing these services for the Fund.

PIC acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over 70 years. As of September 30, 2007, PIC had approximately $1.7 billion in assets under management. PIC does not currently serve as an investment adviser to any funds that have a similar investment objective to the Fund.

The following persons serve as the principal executive officers of PIC at the address for PIC listed above and (except for Mr. Aylward) do not serve as Trustees or Officers of the Trust: George R. Aylward, President; James D. Wehr, Executive Vice President; Francis G. Waltman, Senior Vice President; Christopher M. Wilkos, Senior Vice President; David R. Pellerin, Vice President and Chief Financial Officer; Doreen A. Bonner, Vice President and Chief Compliance Officer; and John H. Beers, Vice President and Clerk.

PXP is the wholly-owned investment management subsidiary of PNX and has served investors for over 70 years. As of September 30, 2007, PXP had approximately $59.4 billion in assets under management. PXP’s money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

MORE INFORMATION ABOUT THE SUBADVISER

The Boston Company Asset Management, LLC is located at Mellon Financial Center, One Boston Place, Boston, MA 02108. The Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940, and is a wholly-owned subsidiary of Bank of New York Mellon Corporation, One Boston Place, 201 Washington Street, 24th Floor, Boston, MA 02108. Founded in 1970, the Subadviser provides investment management and advisory services to public, corporate, defined benefit and defined contribution plans, as well as various institutional and sub-advised accounts. As of June 30, 2007, the Subadviser had $76.3 billion of assets under management in active equity investment strategies.

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The following members of the Subadviser’s Market Neutral Equity Investment Team will manage the Fund under the Subadvisory Agreement:

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Sean P. Fitzgibbon, CFA, is Senior Vice President and Portfolio Manager and serves as Team Leader. Mr. Fitzgibbon joined the Subadviser in 2003. Previous positions include serving as Vice President at Standish Mellon leading the Large Core Equity team and guiding portfolio strategy and stock selection. He is responsible for research on the health care and consumer sectors.

•	Robert J. Eastman, CFA, is Senior Vice President and Portfolio Manager. Mr. Eastman joined the Subadviser in 1991. He is responsible for research on the energy, industrials and materials sectors.

•

Jeffrey D. McGrew, CFA, is Vice President and Portfolio Manager. Mr. McGrew joined the Subadviser in 2003. Previous positions include serving as an Equity Analyst at Fidelity Investments, and as an Equity Analyst at Key Asset Management prior to Fidelity. He is responsible for research on the information technology, financial and telecommunications services sectors.

•

James Lydotes is Assistant Vice President and Junior Equity Research Analyst. Mr. Lydotes joined the Subadviser in 2005. Prior to joining the Subadviser, he served as a Fixed Income Business Analyst at Wellington Management Company, LLP.

•

Ann Marie Foran, CFA, is Vice President and Portfolio Strategist. Ms. Foran joined the Subadviser in 2007. Prior to joining the Subadviser, she was an institutional investment strategist with Putnam Investments, and prior to then was Director of Investment Product Research with United Asset Management. She also previously held portfolio management positions at NatWest Investment Management and BRS Capital Management.

•	Matthew F. Balanda is Assistant Vice President and Product Specialist. Mr. Balanda joined the Subadviser in 2002.

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The following persons serve as the principal executive officers of the Subadviser:

The address for all directors and executive officers is The Boston Company Asset Management, LLC, One Boston Place, Boston, MA 02108.

Name	Positions Held With the Subadviser	Principal Occupations During the Last Five Years
Corey A. Griffin	Chairman	Mr. Griffin joined the Subadviser in 1994.

David H. Cameron	President and Chief Executive Officer	Mr. Cameron joined the Subadviser in 2003. Prior to joining the Subadviser, he served as both Chief Equity Officer and Portfolio Manager at affiliate Standish Mellon Asset Management (“SMAM”), which he joined in 1987.

John Truschel	Senior Vice President & Chief Investment Officer	Mr. Truschel joined the Subadviser in 2003. Prior to joining the Subadviser, he was a Portfolio Strategist at SMAM, which he joined in 1998.

Richard K. Watson, Jr.	Senior Vice President & Head of Distribution	Mr. Watson joined the Subadviser in 1990.

The Subadviser does not currently serve as an investment adviser to any funds that have a similar investment objective to the Fund.

SHARE OWNERSHIP INFORMATION

As of the Record Date, the following chart lists those shareholders who beneficially owned 5% or more of the outstanding shares of the Fund.

	Shareholder	Shares	Percent
Class A
Class B
Class C

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Because it exercises discretionary control over the voting of the Fund’s shares controlled by the Phoenix PHOLIO funds, PEPCO, an affiliate of the Fund’s Adviser, controls a majority of the outstanding shares of the Fund.

PORTFOLIO TRANSACTIONS

The Fund does not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions. The Fund does not make portfolio transactions through affiliated brokers.

OTHER BUSINESS

The Board of Trustees knows of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereupon in their discretion.

Under the provisions of the Trust’s charter documents and applicable law, no annual meeting of shareholders is required, and the Trust does not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Trust within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Trust will assist in communicating to other shareholders about such meeting.

PLEASE VOTE BY LOGGING IN TO THE INTERNET AT HTTPS://VOTE.PROXY-DIRECT.COM OR BY TELEPHONE BY CALLING TOLL-FREE 1-866-241-6192 OR BY COMPLETING THE ENLOSED PROXY CARD(S) AND RETURNING THE CARD(S) BY DECEMBER 27, 2007 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

By order of the Board of Trustees

Name: George R. Aylward
Title: President

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ATTACHMENT

FORM OF SUBADVISORY AGREEMENT

PHOENIX OPPORTUNITIES TRUST

Phoenix Market Neutral Fund

SUBADVISORY AGREEMENT

[Date], 200

The Boston Company Asset Management, LLC

One Boston Place, 14th Place

Boston, MA 02108

RE: Subadvisory Agreement

Ladies and Gentlemen:

Phoenix Opportunities Trust (the “Fund”) is an open-end investment company of the series type registered under the Investment Company Act of 1940 (the “Act”), and is subject to the rules and regulations promulgated thereunder. The shares of the Fund are offered or may be offered in several series, including the Phoenix Market Neutral Fund (collectively, sometimes hereafter referred to as the “Series”).

Phoenix Investment Counsel, Inc. (the “Adviser”) evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1. Employment as a Subadviser. The Adviser, being duly authorized, hereby employs The Boston Company Asset Management, LLC (the “Subadviser”) as a discretionary series adviser to invest and reinvest that discrete portion of the assets of the Series designated by the Adviser as set forth on Schedule F attached hereto (the “Designated Series”) on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner in the Subadviser’s performance hereunder.

2. Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a discretionary series adviser of the Designated Series and agrees to use its best professional judgment to make investment decisions for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof.

3. Services of Subadviser. In providing management services to the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Designated Series and as set forth in the Fund’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement, as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Fund (the “Trustees”), and to written instructions from the Adviser. The Subadviser shall not, without the Fund’s prior written approval, effect any transactions that would cause the Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4. Transaction Procedures. All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Fund all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A. In placing orders for the sale and purchase of Designated Series securities for the Fund, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. The Subadviser may manage other portfolios and expects that the Fund and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds shall generally be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders.

C. The Subadviser shall not execute any Series transactions for the Designated Series with a broker or dealer that is an “affiliated person” (as defined in the Act) of the Fund, the Subadviser or the Adviser without the prior written approval of the Fund. The Fund shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund or the Adviser.

6. Proxies.

A. The Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser will, in compliance with the proxy voting procedures of the Designated Series then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the Act.

B. The Subadviser is authorized to deal with reorganizations and exchange offers with respect to securities held in the Series in such manner as the Subadviser deems advisable, unless the Fund or the Adviser otherwise specifically directs in writing. With the Adviser’s approval, the Subadviser shall also have the authority to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Series, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Series, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Series or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Series.

7. Prohibited Conduct. In providing the services described in this Agreement, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Fund or any other investment company sponsored by Phoenix Investment Partners, Ltd. regarding transactions for the Fund in securities or other assets. The Fund shall provide the Subadviser with a list of investment companies sponsored by Phoenix Investment Partners, Ltd. and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. In addition, the Subadviser shall not, without the prior written consent of the Fund and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

8. Information and Reports.

A. The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this

Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Trustees, the Subadviser shall provide the Adviser and the Trustees with reports regarding the Subadviser’s management of the Designated Series that discrete portion of the assets the Series managed by the Subadviser during the most recently completed quarter which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Fund’s investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.

B. Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C. The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by the Fund with the SEC.

9. Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10. Limitation of Liability. The Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Designated Series as defined in the Prospectus and Statement of Additional Information and that such acts or omissions shall not have resulted from the Subadviser’s willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder.

11. Confidentiality. Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Fund in respect thereof. Notwithstanding the foregoing, the Fund and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Fund has engaged Subadviser pursuant to this Agreement, and (ii) include performance statistics regarding the Series in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Series.

12. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13. Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

A. It is registered as an “Investment Adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either. The Fund acknowledges that Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

C. It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the Act and shall provide the Fund and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation has occurred or the code of ethics of the Fund, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. Annually, the Subadviser shall furnish to the Fund a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics to the Fund and the Adviser.

D. It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect to the Fund could affect the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund. The Subadviser agrees to cooperate with periodic reviews by the Fund’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters and the Fund’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violation if it would have a material affect on the Designated Series. The Subadviser further agrees to supply Adviser with a summary of any report generated pursuant to Rule 206 (4)-7 of the Advisers Act within 60 days of finalizing such report.

E. Reference is hereby made to the Declaration of Trust establishing the Fund, a copy of which has been filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name “Phoenix Opportunities Trust” refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

14. Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Trustees and the shareholders of the Fund as and to the extent required by the Act.

15. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until [Date]. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a material breach of any provision thereof by a party so notified, or otherwise upon thirty (30) days’ written notice to the other parties, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties. Subadviser retains the right, however, to complete any transactions open as of the termination date and to retain amounts sufficient to effect such completion.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

19. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a) To Phoenix at:

Phoenix Investment Counsel, Inc.

56 Prospect Street

Hartford, CT 06115

Attn: John H. Beers, Vice President and Clerk

Telephone: (860) 403-5050

Facsimile: (860) 403-7251

Email: john.beers@phoenixwm.com

(b) To The Boston Company Asset Management, LLC at:

The Boston Company Asset Management, LLC

One Boston Place

Boston, MA 02108

Attn: (617)428-1574

Telephone: (617) 722-7265

Facsimile: (617) 428-1574

Email: oconnell@ct@tbcam.com

20. Certifications. The Subadviser hereby warrants and represents that it will provide the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Subadviser’s duties and responsibilities under this Agreement. Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

21. Indemnification. The Adviser agrees to indemnify and hold harmless the Subadviser and the Subadviser’s directors, officers, employees and agents from and against any and all losses, liabilities, claims, damages, and expenses whatsoever, including reasonable attorneys’ fees (collectively, “Losses”), arising out of or relating to (i) any breach by the Adviser of any provision of this Agreement; (ii) the negligence, willful misconduct, bad faith, or breach of fiduciary duty of the Adviser; (iii) any violation by the Adviser of any law or regulation relating to its activities under this Agreement; and (iv) any dispute between the Adviser and any Fund shareholder, except to the extent that such

Losses result from the gross negligence, willful misconduct, bad faith of the Subadviser or the Subadviser’s reckless disregard of its obligations and duties hereunder.

22. Receipt of Disclosure Document. The Fund acknowledges receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part II of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business.

23. Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

24. Capacity. Subadviser represents that it will hold open in capacity [Amount] in the Market Neutral (unleveraged) strategy (“Strategy”) for the Adviser until [Date]. Subadviser further represents that it will hold open in capacity an additional [Amount] until such time as the Strategy is closed to new clients.

[signature page follows]

PHOENIX OPPORTUNITIES TRUST
By:
Name: Francis G. Waltman
Title: Senior Vice President
PHOENIX INVESTMENT COUNSEL, INC.
By:
Name: John H. Beers
Title: Vice President and Clerk

ACCEPTED:

The Boston Company Asset Management, LLC

By:
Name: Corey A. Griffin
Title: Chairman

SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadviser Functions
	E.	Form of Sub-Certification
	F.	Designated Series

SCHEDULE A

OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied by Subadviser to State Street Bank and Trust Company (the “Custodian”) and PFPC, Inc., (the “Sub-Accounting Agent”) for the Fund.

The Subadviser must furnish the Custodian and the Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade each day the Fund is open for business. (Subadviser will be responsible for reimbursement to the Fund for any loss caused by the Subadviser’s failure to comply.) The necessary information can be sent via facsimile machine to the Custodian and the Sub-Accounting Agent. Information provided to the Custodian and the Sub-Accounting Agent shall include the following:

1. Purchase or sale;

2. Security name;

3. CUSIP number, ISIN or Sedols (as applicable);

4. Number of shares and sales price per share or aggregate principal amount;

5. Executing broker;

6. Settlement agent;

7. Trade date;

8. Settlement date;

9. Aggregate commission or if a net trade;

10.	Interest purchased or sold from interest bearing security;

11. Other fees;

12. Net proceeds of the transaction;

13. Exchange where trade was executed;

14. Identified tax lot (if applicable); and

15. Trade commission reason: best execution, soft dollar or research.

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodian. The

Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Sub-Accounting Agent will provide a five day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISER

1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A. The name of the broker;

B. The terms and conditions of the order and of any modifications or cancellations thereof;

C. The time of entry or cancellation;

D. The price at which executed;

E. The time of receipt of a report of execution; and

F. The name of the person who placed the order on behalf of the Fund.

2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A. Shall include the consideration given to:

(i) The sale of shares of the Fund by brokers or dealers.

(ii) The supplying of services or benefits by brokers or dealers to:

(a) The Fund,

(b) The Adviser,

(c) The Subadviser, and

(d) Any person other than the foregoing.

(iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

B. Shall show the nature of the services or benefits made available.

C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment Advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Fund.

5. Records as necessary under Board approved Phoenix Funds’ valuation policies and procedures.

*	Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

SCHEDULE C

SUBADVISORY FEE

(a) For services provided to the Fund, the Adviser will pay to the Subadviser, a fee, payable in arrears, at the annual rate stated below. The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Fund and each Designated Series shall be valued as set forth in the then current registration statement of the Fund.

(b) The fee to be paid to the Subadviser is to be [Fee].

SCHEDULE D

SUBADVISER FUNCTIONS

With respect to managing the investment and reinvestment of the Designated Series’ assets, the Subadviser shall provide, at its own expense:

(a) An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and the Adviser in paragraph 3 of this Subadvisory Agreement;

(b) Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Fund’s code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Designated Series assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Designated Series’ limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and vi) the implementation of the Designated Series’ investment program, including, without limitation, analysis of Designated Series performance;

(c) Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Trustees;

(d) Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

(e) Notice to the Trustees and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment Adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(f) Provide reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E

FORM OF SUB-CERTIFICATION

To:

Re:	Subadviser’s Form N-CSR and Form N-Q Certification for the [Name of Designated Series].

From:	[Name of Subadviser]

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR and Form N-Q.

[Name of Designated Series].

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR or N-Q, as applicable, for the Fund.

Schedule of Investments

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

a. Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b. Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

c. In addition, to the best of my knowledge there has been no fraud, whether, or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Designated Series.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report does not, with respect to the Designated Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.

I have disclosed, based on my most recent evaluation, to the Designated Series’ Chief Accounting Officer:

a. All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Registrant’s ability to record, process, summarize and report financial data with respect to the Designated Series in a timely fashion;

b. Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

a. The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b. The Subadviser has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Designated Series as adopted by the Designated Series Board of Trustees.

c. I have no knowledge of any compliance violations except as disclosed in writing to the Phoenix Compliance Department by me or by the Subadviser’s compliance administrator.

d. The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Designated Series as outlined above.

This certification relates solely to the Designated Series named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Designated Series. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Designated Series official accounting system. The Subadviser is not responsible for the preparation of the Report.

[Name of Subadviser]	Date
[Name of Authorized Signer]
[Title of Authorized Signer]

SCHEDULE F

DESIGNATED SERIES

Phoenix Market Neutral Fund

PROXY	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 27, 2007

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Phoenix Market Neutral Fund (the “Fund”), a series of Phoenix Opportunities Trust (the “Trust”), revoking previous proxies, hereby appoints Nancy J. Engberg, Vallerie A. Atwood and Ann Flood, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held on December 27, 2007, at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06115, at 2:00 p.m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

Vote via the Internet: https://vote.proxy-direct.com

Vote via the telephone: 1-866-241-6192

NOTE: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicated your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

, 2007
Date

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

Phoenix Market Neutral Fund

VOTING OPTIONS

READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

COMPUTER	TELEPHONE	LETTER	COURIER

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON

LOG ON TO:	CALL 1-866-241-6192	VOTE, SIGN AND DATE	ATTEND SHAREHOLDER MEETING

https://vote.proxy-direct.com FOLLOW THE ON-SCREEN INSTRUCTIONS AVAILABLE 24 HOURS	FOLLOW THE RECORDED INSTRUCTIONS AVAILABLE 24 HOURS	THIS PROXY CARD AND RETURN IN THE POSTAGE-PAID ENVELOPE	56 PROSPECT STREET HARTFORD, CT ON DECEMBER 27, 2007

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD.

The Board of Trustees recommends a vote FOR the following proposals.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:

1.	To approve a Subadvisory Agreement between Phoenix Investment Counsel, Inc. (“PIC”), and The Boston Company Asset Management, LLC.

FOR [ ]	AGAINST	[ ]	ABSTAIN	[ ]

2.	To approve a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

FOR [ ]	AGAINST	[ ]	ABSTAIN	[ ]